Filed pursuant to Rule 497(a) under the Securities Act of 1933

Securities Act File No. 333-141120

Preliminary Prospectus dated October 22, 2014

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

WHV/ACUITY
TACTICAL CREDIT LONG/SHORT FUND

Class A Shares (WHAAX)
Class I Shares (WHAIX)

of

FundVantage Trust

PROSPECTUS

[December 31], 2014

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Fund Summary	1

More Information about the Fund’s Investment Objective, Strategies and Risks	7
Investment Objective	7
Additional Information about the Fund’s Investment Strategies	7
Risks	7

More Information about Management of the Fund	11
Investment Adviser and Sub-Adviser	11
Portfolio Managers	12
Prior Performance of the Sub-Adviser	13

Shareholder Information	14
Pricing of Shares	14
Purchase of Shares	15
To Open an Account	18
To Add to an Account	19
Redemption of Shares	22
To Redeem from Your Account	23
Transaction Policies	24
Shareholder Services	25
Distributions	26
More Information about Taxes	26

For More Information	Back Cover

FUND SUMMARY

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

Investment Objective

The WHV/Acuity Tactical Credit Long/Short Fund (the “Fund”) seeks to achieve current income and capital appreciation.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Class A and Class I shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section entitled “Purchase of Shares” on page 15 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment):

	Class A		Class I
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	5.75%		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00	%(1)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.17%		1.17%
Distribution and/or Service (Rule 12b-1) Fees	0.25%		None
Other Expenses(2)	1.20%		1.20%
Total Annual Fund Operating Expenses(3)	2.62%		2.37%
Fee Waiver and/or Expense Reimbursement(3)	(0.95)%		(0.95)%
Total Annual Fund Operating Expenses after Waiver and/or Expense Reimbursement(3)	1.67%		1.42%

(1) A 1.00% contingent deferred sales charge (“CDSC”) may apply to investments of $1 million or more of Class A shares (and therefore no initial sales charge was paid by the shareholder) when shares are redeemed within 18 months after initial purchase. The CDSC shall not apply to those purchases of Class A shares of $1 million or more where the selling broker dealer was not paid a commission.

(2) “Other expenses” are based on estimated amounts for the current fiscal year.

(3) WHV Investment Management, Inc. (“WHV” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding 12b-1 fees and any other expenses designated as being class-specific, as well as interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.42% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund’s Class A shares and Class I shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years
Class A	$735	$1,071
Class I	$145	$449

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Summary of Principal Investment Strategies

WHV, as investment adviser to the Fund, delegates management of the Fund’s portfolio to Acuity Capital Management, LLC (“Acuity” or the “Sub-Adviser”). Among other things, WHV is responsible for ongoing performance evaluation and monitoring of the Sub-Adviser, including its compliance with the investment objectives, policies and restrictions of the Fund.

Acuity utilizes a relative value approach, focusing on multiple corporate credit asset classes, marrying “top down” macro views with deep, fundamental “bottom-up” credit analysis.  Acuity takes macro views of global economies, trends, bubbles, fund flows, and adjusts risk levels and hedges based on those observations. Acuity believes that hedging is an important aspect of the investment process and utilizes various investment tools in order to reduce overall market risk. Extensive risk limits and portfolio stress tests are integral in the investment process.  Acuity seeks to preserve capital in challenging markets and quickly reposition capital to capture mispricings created by market selloffs.

The Fund seeks to achieve its investment objectives by investing primarily, under normal market conditions, in corporate fixed income and/or equity securities using relative value, multiple event-driven, high-yield, credit analysis-based, long/short credit, special situation analysis, levered loan and convertible arbitrage strategies.

Relative value strategies are long/short investment strategies that seek to exploit disparities in pricing relationships between instruments with similar characteristics. Relative value strategies are not dependent on market direction and often involve arbitrage techniques. A relative value investment strategy seeks to take advantage of perceived price differentials between related financial instruments by simultaneously buying and selling the different securities, thereby seeking profit from the “relative value” of the two securities. Acting on the assumption that prices will revert to true value, as defined by the Sub-Adviser using a valuation measure such as dividend yield or price to earnings ratio, over time, the Sub-Adviser will sell short the overpriced security and buy the underpriced security. Once prices revert to true value, the trade can be liquidated at a profit.

Event-driven strategies seek to profit from pricing differences or inefficiencies among securities that may occur before or after a specific corporate event-bankruptcy, merger, acquisition, spinoff or special dividend. Credit analysis-based strategies seek to profit from pricing differences or inefficiencies among debt securities of issuers that are in some sort of financial distress-credit quality downgrade, delinquency, default, restructuring, bankruptcy or relatively poor financial performance. Convertible arbitrage debt strategies seek returns from price improvement or recovery proceeds on debt securities of troubled issuers by anticipating improved fundamentals; acquisition by a stronger issuer; or liquidation proceeds in a reorganization, bankruptcy or foreclosure. Each type of strategy typically employs risk-reducing hedging techniques using short selling, futures contracts, options or credit-default swaps and total return swaps.

The Fund may also invest in long and short positions of equity and equity-related securities. By taking long and short positions in different securities, the Fund attempts to limit the effect of market movements on portfolio performance. The Fund will generally take long positions in securities that the Sub-Adviser believes to be undervalued and short positions in securities that they believe to be overvalued, based on the Sub-Adviser’s analysis of the issuer’s financial reports and market valuation.

The Fund defines fixed income securities as bills, notes, debentures, bonds, loans or loan participations, levered loans or asset-backed securities. The Fund defines equity securities as common stock, preferred stock, or debt that is convertible into common stock. The Fund invests without restriction as to issuer capitalization, country, credit quality and without restriction as to the maturity of fixed income securities. The Fund plans to invest in high-yield (below investment grade) fixed income securities.  High yield or “below-investment grade” securities are securities that are non-rated or rated BB+ or below by S&P or Ba1 or below by Moody’s.  These securities involve more risk, and will be generally more volatile than securities rated BBB- or Baa3 or above.

Summary of Principal Risks

The Fund is subject to the principal risks summarized below. These risks could adversely affect the Fund’s NAV, yield and total return. It is possible to lose money by investing in the Fund.

• Arbitrage Risk: The risk that securities purchased pursuant to an arbitrage strategy that intended to take advantage of the perceived relationship between the values of two securities may not perform as expected.

• Asset Allocation Risk: The Fund is subject to the risk that the Sub-Adviser’s asset allocation decisions between equity securities, on the one hand, and fixed income securities, on the other hand, will not anticipate market trends successfully. For example, investing too heavily in common stocks during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total returns.

• Credit (or Default) Risk:  The risk that the inability or unwillingness of an issuer or guarantor of a fixed income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

• Convertible Securities Risk:  The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities.

• Debt Extension Risk:  This refers to the risk to the Fund that when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

• Defaulted Securities Risk: Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Investments in defaulted securities and obligations of distressed issuers are considered speculative as are junk bonds in general.

• Derivatives Risk: Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. The risks associated with certain derivative instruments, including futures, options and swap contracts include: the potential inability to terminate or sell a position, the lack of a liquid secondary market for the Fund’s position and the risk that the counterparty to the transaction will not meet its obligations.

• Distressed Securities Risk:  Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.

• Equity Securities Risk: Stock markets are volatile. The price of equity securities held by the Fund may fluctuate based on changes in the issuing company’s financial condition, as well as overall market and economic conditions.

• Event-Driven Trading Risk: The Fund invests in certain securities which it believes may benefit from certain outcomes including special situations.  This is known as “Event-Driven Trading.”  Event-Driven Trading involves the risk that the special situation may not occur as anticipated, in which case the Fund may realize losses.

• Fixed Income Risk:  The risk that the value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities.

• High-Yield Securities Risk:  The Fund may invest in certain non-investment grade fixed income securities, sometimes known as “high-yield bonds” or “junk bonds,” and may subject the Fund to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payment.

• Interest Rate/Maturity Risk: The risk that the value of the Fund’s assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer term fixed income securities than shorter-term securities.

• Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

• Limited Operating History Risk: The Fund has a limited operating history upon which prospective investors can rely in making a determination whether or not to invest in the Fund.

• Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

• Management Risk: As with any managed fund, the Sub-Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Sub-Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

• Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

• Portfolio Turnover Risk: The risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders.

• Short Sale Risk: Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. The Fund’s potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited. Government actions also may affect the Fund’s ability to engage in short selling. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions.

• Smaller Company Risk: The risk that stocks of smaller capitalization companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

Performance Information

Because the Fund does not have a full calendar year of operations as of the date of this prospectus, performance information is not included in the Fund summary.

Management of the Fund

Investment Adviser

WHV Investment Management, Inc.

Sub-Adviser

Acuity Capital Management, LLC

Portfolio Managers

• Howard Needle, CEO and Founding Partner of Acuity, has been managing the Fund since its inception in [2014].

• David Harris, CIO and Founding Partner of Acuity, has been managing the Fund since its inception in [2014].

• John Harnisch, CFA, Portfolio Manager of Acuity, has been managing the Fund since its inception in [2014].

Purchase and Sale of Fund Shares

Minimum Investment Requirements

Account Type	Minimum	Class A	Class I
Regular Accounts	Initial Investment	$5,000	$500,000
	Additional Investments	$100	No Minimum

Individual Retirement Accounts	Initial Investment	$2,000	Not Available
	Additional Investments	$100	Not Available

Automatic Investment Plan	Initial Investment	$2,500	Not Available
	Additional Investments	$500	Not Available

You can only purchase and redeem shares of the Fund on days the New York Stock Exchange (the “Exchange”) is open and through the means described below.

Purchase or redemption by mail:

Regular Mail:

WHV/Acuity Tactical Credit Long/Short Fund

FundVantage Trust

c/o BNY Mellon Investment Servicing

P.O. Box 9829

Providence, RI 02940-8029

Overnight Mail:

WHV/Acuity Tactical Credit Long/Short Fund

FundVantage Trust

c/o BNY Mellon Investment Servicing

4400 Computer Drive

Westborough, MA 01581-1722

(888) 948-4685

Purchase by wire:

Please contact Fund shareholder services (“Shareholder Services”) toll-free at (888) 948-4685 for current wire instructions.

Redemption by telephone:

Please call Shareholder Services toll-free at (888) 948-4685.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions are not currently taxable when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT THE FUND’S
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVES

The investment objective of the Fund is to seek to achieve current income and capital appreciation. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval upon notice to shareholders. There is no guarantee that the Fund will achieve its investment objective.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGY

The Fund’s principal investment strategies are discussed in the “Fund Summary” section. Principal investment strategies are those that the Adviser and/or Sub-Adviser, as the case may be, will use on a day-to-day basis to achieve the Fund’s investment objective. This section provides more information about these strategies, as well as information about some additional strategies that the Fund’s Adviser and/or Sub-Adviser, as the case may be, uses, or may use, to achieve the Fund’s objective. Additional information about these investment strategies and practices and related risks is also provided in the Fund’s Statement of Additional Information (“SAI”). The Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Fund’s SAI. The investments and strategies discussed below are those that the Adviser will use under normal market conditions.

The Fund may borrow to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). At times, the Fund may be required to segregate or earmark certain assets determined to be liquid by the Sub-Adviser (generally, short-term investment grade fixed income securities) to cover borrowings.

With respect to the Fund, the Sub-Adviser may sell securities in anticipation of market declines, trade securities actively or sell securities in order to make cash available for new investment opportunities, which could increase the Fund’s transaction costs (thus lowering performance) and increase your taxable distributions.

Any percentage limitations with respect to the investment of the Fund’s assets or quality requirement of issues or issuers in which the Fund invests are applied at the time of purchase.

In anticipation of or in response to adverse market or other conditions or atypical circumstances as determined by the portfolio manager, such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategies and may not achieve its investment objective.

RISKS

The following is a list of certain principal risks that may apply to your investment in a Fund. Further information about investment risks is available in the Fund’s SAI:

• Arbitrage Risk: The risk that securities purchased pursuant to an arbitrage strategy that intended to take advantage of the perceived relationship between the values of two securities may not perform as expected.

• Asset Allocation Risk: The Fund is subject to the risk that the Sub-Adviser’s asset allocation decisions between equity securities, on the one hand, and fixed income securities, on the other hand, will not anticipate market trends successfully. For example, investing too heavily in common stocks during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total returns.

• Credit (or Default) Risk:  The risk that the inability or unwillingness of an issuer or guarantor of a fixed income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

• Convertible Securities Risk:  The Fund may invest in convertible securities, which are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, until the securities mature or are redeemed, converted or exchanged.

• Debt Extension Risk: This refers to the risk that when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

• Defaulted Securities Risk: Defaulted securities risk refers to the uncertainty of repayment of  defaulted securities and obligations of distressed issuers. Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Investments in defaulted securities and obligations of distressed issuers are considered speculative.

• Derivatives Risk:  Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to hedge or reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives for speculative purposes and for leverage, in which case their use would involve leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

• Distressed Securities Risk: Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

• Equity Securities Risk: Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities held by the Fund may fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

• Event-Driven Trading Risk:  The Fund invests in certain securities which it believes may benefit from certain outcomes including special situations.  This is known as “Event-Driven Trading.”  Event-Driven Trading involves the risk that the special situation may not occur as anticipated, in which case the Fund may realize losses.

• Fixed Income Risk: The risk that when the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments; or the debtor may pay its obligation later than expected, reducing the returns earned by an investment). These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and returns to be reduced and fluctuate more than other types of investments.

• High-Yield Securities Risk: The Fund may invest in certain non-investment grade fixed income securities (also known as “high-yield bonds” or “junk bonds”), which are generally considered more risky than investment grade fixed income securities. The total return and yield of high yield securities can be expected to fluctuate more than the total return and yield of higher quality securities. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Successful investment in high yield securities involves greater investment risk and is highly dependent on the Adviser’s credit analysis and market analysis. A real or perceived economic downturn or higher interest rates could cause a decline in prices of high yield securities by lessening the ability of bond issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade securities. Because objective pricing data may be less readily available, judgment may play a greater role in the valuation process. In addition, the entire high yield securities market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high profile default or just a change in the market’s psychology.

• Interest Rate/Maturity Risk: Interest Rate/Maturity Risk is the risk of market losses attributable to changes in interest rates. With fixed rate securities, a rise in interest rates typically causes a fall in values. The yield earned by the Emerging Markets Debt Fund will vary with changes in interest rates. The yield earned by the Fund will vary with changes in interest rates. The longer the average maturity of the Fund’s investment portfolio, the greater the fluctuation in value. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates. For example, the price of a fixed income fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by 1%.

• Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•  Limited Operating History Risk: The Fund has a limited operating history upon which prospective investors can rely in making a determination whether or not to invest in the Fund.

•  Liquidity Risk: The Fund is subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

• Management Risk: As with any managed fund, the Sub-Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Sub-Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

• Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

• Portfolio Turnover Risk: The risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders.

• Short Sale Risk: Short sales are transactions in which the Fund sells a security it does not own, with the goal of purchasing the security at a later date at a lower price. When affecting a short sale, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited. The Fund also is required to earmark other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.

The Fund’s investment performance also may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell long positions earlier than it had expected.

Until the Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, the Fund must maintain sufficient liquid assets, marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet other current obligations.

• Smaller Company Risk: Smaller companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Securities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s SAI, which is available, free of charge, by calling (888) 948-4685. The SAI may also be viewed or downloaded, free of charge, from the Fund’s website at www.whv.com.

MORE INFORMATION ABOUT MANAGEMENT OF THE FUND

The Board of Trustees of the Trust supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER AND SUB-ADVISER

WHV Investment Management, Inc. is a registered investment adviser located at 301 Battery Street, Suite 400, San Francisco, California 94111-3203. WHV was founded in 1937 and, in addition to serving as investment adviser to the Fund, provides portfolio management services to individuals, public and private pension plans, corporations, Taft-Hartley funds, charitable and educational endowments, foundations and other investment companies. As of June 30, 2014 WHV had approximately $9.9 billion in total assets under management. WHV, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of the Fund in accordance with their investment objectives, policies and limitations.

Acuity Capital Management, LLC (“Acuity” or the “Sub-Adviser”) is a registered investment adviser located at 60 Arch Street, 2nd Floor, Greenwich, CT 06830. The Sub-Adviser was formed in 2003. In addition to serving as the sub-adviser to the Fund, the Sub-Adviser provides investment management services to other pooled investment vehicles, such as the Fund, as well as other direct client relationships and has approximately $185 million in assets under management as August 31, 2014. Acuity provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among WHV, Acuity and the Trust, on behalf of the Fund.

For its services as Adviser to the Fund, WHV is entitled to receive an advisory fee of 1.17% of the Fund’s daily average net assets. For its services as Sub-Adviser to the Fund, WHV pays Acuity a sub-advisory fee of [77.92] basis points of the Fund’s daily average net assets. A discussion of the basis for the Board of Trustees’ approval of the investment advisory agreement between the Trust, on behalf of the Fund, and

WHV and the sub-advisory agreement among WHV, Acuity and the Trust, on behalf of the Fund, will be provided in the Fund’s first annual or semi-annual report to shareholders following the commencement of operations.

PORTFOLIO MANAGERS

Howard Needle is the CEO and a Founding Partner of Acuity.  Mr. Needle has been in the credit, convertible and equity markets for 30 years.  He co-founded Acuity in 2003.  He started his career in 1984 at Merrill Lynch structuring tax-exempt mortgage backed securities for Merrill Lynch’s Public Finance group.  He worked in that group for 2 years.  After graduating business school, he worked at Lehman Brothers in 1988 as a convertible sales-trader with a focus on convertible hedge funds.  In 1995 he moved to Bankers Trust to manage and build out a convertible sales/trading effort. In 1997, he moved to NatWest Securities to manage and build out a convertible sales/trading effort.  In 1998 Mr. Needle moved to Banc of America Securities as a Managing Director and Partner in the equity derivatives department, managing the convertible sales and trading operations.  In May 2002, he moved to Greenwich Capital Markets, managing a proprietary global convertible portfolio of $300 million.

Mr. Needle earned a BA in Economics from Harvard College in 1984 graduating Cum Laude and an MBA from the University of California at Los Angeles in 1988.

David Harris is the CIO and a Founding Partner of Acuity. Mr. Harris has been in the credit, convertible and equity markets for 30 years.  He co-founded Acuity in 2003.  He started at Salomon Brothers in 1984. He was a position block trader from 1984 to 1988, a foreign equity trader from 1988 to 1989 and a convertible trader/market maker from 1989 to 1991. In 1991, Mr. Harris moved to Bankers Trust Company to establish and manage a proprietary convertible arbitrage business in excess of $2B.  In 1997 he moved to NatWest Securities to manage a convertible trading / proprietary operation in excess of $1B.  In 1998, he moved to Banc of America Securities as a Managing Director and Partner responsible for managing the convertible business.  At Banc of America, Mr. Harris was responsible for 14 employees and managed over $2.5B in global proprietary assets.

Mr. Harris earned a BS degree in Economics from The Wharton School at the University of Pennsylvania in 1981 and an MBA from the University of Chicago in 1984.

John Harnisch, CFA has been a portfolio manager with Acuity since 2007.  In 2003, he began his career as an analyst with Babson Capital Management for various internally managed CDOs. In 2005, he joined their corporate securities department as a credit analyst. In 2006, Mr. Harnisch became Babson’s senior analyst responsible for research in the aerospace/defense, printing/publishing, and services sectors for both corporate and high-yield credits.  His responsibilities at Acuity include oversight of credit analysis, trading and risk management for all corporate related investments.

Mr. Harnisch earned a BA degree in Economics from Trinity College in 2002 and earned the CFA charter in 2006. He is currently a member of the Hartford CFA Society and the CFA Institute.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of the Fund.

PRIOR PERFORMANCE OF THE SUB-ADVISER

Performance of a comparable account shows you how a substantially similar account managed by Acuity, sub-adviser to the WHV/Acuity Tactical Credit Long/Short Fund, has performed in the past over a longer period of time. It does not show you how the WHV/Acuity Tactical Credit Long/Short Fund that is available in this prospectus has performed or will perform.

Performance information has been provided by Acuity and is not within the control of the WHV or the Trust. None of the performance or expense information regarding the comparable account has been independently verified.

The performance information shown below is the performance of Acuity Corporate Opportunity Partners LP, a comparable account (the “Account”) for which Acuity serves as investment manager.  The Account is an unregistered fund that has an investment objective, investment strategies and policies that are substantially similar to those of the Fund.

The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return that an individual investor might achieve by investing in the Fund.

The performance of the Account is provided [both gross of fees and] “net” of fees (after deduction of advisory, brokerage and other expenses). However, the Account is not subject to the same type of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or the Internal Revenue Code of 1986, as amended (the “Code”). Consequently, the performance results for the Account could have been adversely affected if the Account had been regulated as an investment company. In addition, to the extent that operating expenses incurred by the Account are lower than the expected operating expenses of the Fund, the performance results of the Account would be greater than what Fund performance would have been.

Acuity provided the information presented below and calculated the performance information.

The Account (inception date [January 1, 2010]) is Acuity’s only discretionary account that is managed using an investment strategy that is substantially similar to that of the Fund. The Account benchmark is the [        ] Index (“Index”), which is [Benchmark description]. Index returns are provided for comparative purposes only. The Index is unmanaged, [includes the reinvestment of dividends and does not reflect transaction costs, management fees or any performance fees. Unlike the Index, the Account is actively managed and may include substantially fewer and different securities than those comprising the index.]

The performance figures represent the total returns of the Account for the periods indicated. All returns presented were calculated [on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses, and deductions for all fees and expenses of the Account]. The Account’s returns above were calculated differently than the SEC method for calculating performance for registered investment companies. The annual returns shown below [are calculated by geometrically linking the monthly returns.] [Performance results reflect the reinvestment of dividends and other earnings. All returns are based in U.S. dollars and are computed using a time-weighted total rate of return.] [Gross of Fees returns are presented before management and custodial fees but after all trading expenses.] [Net of Fees returns are calculated by deducting the highest applicable fee rate of [    ]% in effect for the respective time period from the gross return.]

Past performance is not indicative of future results. The actual return and value of the Account will fluctuate and at any point in time could be worth more or less than the amount initially invested.

Historical Performance of the Account

Period	Total Return (Net of Fees)	Total Return (Gross of Fees)	[Benchmark]
Calendar Year Ended
2013
2012
2011

Annualized Total Returns as of December 31, 2013

Account

Period Ended December 31, 2013	Total Return (Net of Fees)	Total Return (Gross of Fees)	[Benchmark]
1 Year
3 Years
Since Inception*

*  Inception date [January 1, 2010].

SHAREHOLDER INFORMATION

PRICING OF SHARES

The price of the Fund’s shares is based on its NAV. The Fund values its assets, based on current market values when such values are available. The NAV per share of the Fund is calculated as follows:

The Fund’s NAV per share is calculated once daily at the close of regular trading on the Exchange (typically 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange is open for business). The Exchange is generally open on Monday through Friday, except national holidays. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received in good form by an authorized financial institution or the transfer agent, plus any applicable sales charges.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses).

Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Valuation Committee. The Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. The Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include: (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Board of Trustees has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

PURCHASE OF SHARES

Share Classes

The Trust offers Class A shares and Class I shares of the Fund. Each class of shares has different expenses and distribution arrangements to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and expected length of your investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Class A shares are generally offered to individuals, corporate investors and retirement plans. Class I shares are generally offered to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. If you purchase Class I shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization.

Class A	Class I
Initial sales charge of 5.75% or less	No initial sales charge

Deferred sales charge may apply(1)	No deferred sales charge

Higher annual expenses than Class I shares due to distribution fees	Lower annual expenses than Class A shares due to no distribution fees

(1) A 1.00% CDSC may apply for investments of $1 million or more of Class A shares (and therefore no initial sales charge was paid by the shareholder) and shares are redeemed within 18 months after initial purchase. The CDSC shall not apply to those purchases of Class A shares of $1 million or more where the selling broker-dealer was not paid a commission. Investors should inquire with their financial intermediary regarding whether the CDSC is applicable to them.

Shares representing interests in the Fund are offered on a continuous basis for sale by the Fund’s principal underwriter, Foreside Funds Distributors LLC (the “Underwriter”). You can purchase Class A shares or Class I shares of the Fund through certain broker-dealers, or directly through the transfer agent of the Funds, as discussed below. Shares of the Fund are offered only to residents of states in which the shares are registered or qualified. No share certificates are issued in connection with the purchase of Fund shares. The Fund reserves the right to waive the minimum investment requirement for any investor.

Class A Shares

Distribution Plan

The Board of Trustees, on behalf of the Fund’s Class A shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The distribution plan for Class A shares provides for payments of up to 0.25% of the average daily net assets of the Fund’s Class A shares.

Front-End Sales Charge

Sales of Class A shares of the Fund include a front-end sales charge (expressed as a percentage of the offering price) as shown in the following table:

Class A Shares — Front-End Sales Charge

Amount of Single Transaction	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Net Amount Invested	Dealer Concession as a Percentage of Offering Price
$0 — $49,999	5.75%	6.10%	5.50%
$50,000 — $99,999	4.50%	4.71%	4.25%
$100,000 — $249,999	3.75%	3.90%	3.50%
$250,000 — $499,999	2.75%	2.83%	2.50%
$500,000 — $999,999	2.00%	2.40%	1.75%
$1,000,000 or more	0.00%	0.00%	0.00%

Selected dealers who have entered into an agreement with the Underwriter may receive a dealer concession. The dealer’s concession depends on which class of shares you choose and may be changed from time to time. Currently, on Class A shares, dealers receive the concession set forth in the table above, as well as the 0.25% distribution fee (12b-1). On some occasions, such incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund during a specified period of time. A dealer who receives all or substantially all of the sales charge may be considered an “underwriter” under the Securities Act of 1933, as amended. Selected dealers may receive a commission as a percentage of the offering price of Class A shares on purchases of $1 million or more of Class A shares. If a dealer receives such commission, the CDSC will apply to those purchases of Class A shares of $1 million or more. To the extent the CDSC applies, the CDSC paid by the shareholder will be used as reimbursement for such commission.

Contingent Deferred Sales Charge (“CDSC”)

If you bought Class A shares without an initial sales charge because your investments in the Fund aggregated over $1 million at the time of purchase, you may incur a CDSC of up to 1.00% if you redeem those shares within eighteen months of purchasing those shares. Subsequent Class A share purchases that bring your aggregate account value to $1 million or more will also be subject to a CDSC if you redeem them within eighteen months of purchasing those shares. The CDSC will only apply to purchases of Class A shares where a selling broker or dealer received compensation for the sale of such shares at the time of purchase. Investors should inquire with their financial intermediary regarding whether the CDSC is applicable to them.

The CDSC on Class A shares is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions. When you place an order to sell your Class A shares, the Fund will first redeem any shares that are not subject to a CDSC followed by those you have held the longest.

You may be able to avoid an otherwise applicable CDSC when you sell Class A shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Trust, the Underwriter or the Adviser, or for other reasons. A CDSC that would otherwise be applied may be waived, at the discretion of the Fund, for certain sales in connection with agreements by a dealer to waive or return their commissions. Restrictions may apply to certain accounts and certain transactions. The Fund may change or cancel these terms at any time.

Reduced Sales Charges

You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedules, as set forth above. The sales charge for purchases of the Fund’s Class A shares may also be reduced for a single purchaser through a Right of Accumulation or a Letter of Intent, as described below. To qualify for a reduced sales charge, you are responsible for notifying your dealer or BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), the Fund’s transfer agent. Certain transactions in Class A shares may be made at NAV as described below. If the account owner is an entity (e.g., a trust, a qualified plan, etc.), these privileges will apply to beneficial owners and trustees. These privileges are also available to investors who invest completely or partially through accounts at financial intermediaries, e.g., through accounts at broker-dealers (rather than opening an account directly with the Fund’s transfer agent). To take advantage of these privileges, the account owner (or if applicable, the beneficial owner or trustee), either directly or through their registered representative or financial intermediary, as applicable, must identify and provide information to the Fund’s transfer agent regarding eligibility for these privileges. Stated differently, investors must identify to the Fund’s transfer agent, either directly or through their registered representative or financial intermediary, the complete universe of eligible shareholder accounts (e.g., IRA, non-retirement, 529 plan, etc.), in order to receive the maximum breakpoint discount possible. It is the responsibility of the shareholder, either directly or through their registered representative and/or financial intermediary, to ensure that the shareholder obtains the proper “breakpoint” discounts.

In order for the Fund to identify accounts opened through a financial intermediary, you or your financial intermediary must provide the Fund’s transfer agent with the applicable account numbers. For purposes of identifying Fund accounts opened directly with the transfer agent, you or your registered representative must provide the Fund’s transfer agent with either the applicable account numbers or the applicable tax identification numbers.

Right of Accumulation. You may combine your shares and the shares of your spouse and your children under the age of 21 in order to qualify for the Right of Accumulation. If you already hold Class A shares of the Fund, a reduced sales charge based on the sales charge schedule for Class A shares may apply to subsequent purchases of shares of the Fund. The sales charge on each additional purchase is determined by adding the current market value of the shares you currently own to the amount being invested. The reduced sales charge is applicable only to current purchases. It is your responsibility to notify your dealer or BNY Mellon Investment Servicing, the Fund’s transfer agent, at the time of subsequent purchases that the purchase is eligible for the reduced sales charge under the Right of Accumulation.

Letter of Intent. You may qualify for a reduced sales charge immediately by signing a non-binding Letter of Intent stating your intention to invest during the next 13 months a specified amount that, if made at one time, would qualify for a reduced sales charge. The first investment cannot be made more than 90 days prior to the date of the Letter of Intent. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the requirements of the Letter of Intent have been satisfied. During the term of the Letter of Intent, BNY Mellon Investment Servicing will hold shares representing 5% of the indicated amount in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased. The escrowed shares will be released when the full amount indicated has been purchased. If the full amount indicated is not purchased within the 13-month period, your escrowed shares will be redeemed in an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge you would have had to pay on your aggregate purchases if the total of such purchases had been made at a single time. It is your responsibility to notify your dealer or BNY Mellon Investment Servicing, the Fund’s transfer agent, at the time the Letter of Intent is submitted that there are prior purchases that may apply.

The Fund does not provide additional information on reduced sales charges on its website because the information is contained in its prospectus, which is available on the Fund’s website at www.whv.com.

Sales at Net Asset Value

The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients of the Adviser, the Sub-Adviser, if applicable, or their affiliates; (2) officers and present or former Trustees of the Trust; directors and full-time employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3)

the Adviser, the Sub-Adviser, if applicable, and their affiliates and certain employee benefit plans for employees of the Adviser and the Sub-Adviser, if applicable; (4) officers, directors and employees of the administrator, transfer agent, underwriter and custodian and members of their immediate families; (5) authorized retirement plans serviced or sponsored by a financial intermediary, including employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension (“SEP”) contributions are made); (6) fee-based financial planners and registered investment advisers who are purchasing on behalf of their clients; (7) broker-dealers who have entered into selling agreements with the Adviser or the Sub-Adviser, if applicable, for their own accounts; (8) participants in no-transaction-fee programs of brokers that maintain an omnibus account with the Fund; and (9) financial intermediaries who have entered into an agreement with the Underwriter to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

Class I Shares

Sales of the Fund’s Class I shares are not subject to a front-end sales charge or a Rule 12b-1 fee. Class I shares are available to corporations or other institutions such as trusts, endowments, foundations or broker-dealers purchasing for the accounts of others. If you purchase Class I shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization.

TO OPEN AN ACCOUNT

By Mail

Complete the application and mail it to BNY Mellon Investment Servicing at the address noted below, together with a check payable to the Fund. Please make sure your check is for at least $5,000 ($2,000 if investing in an individual retirement account) with respect to Class A shares and at least $500,000 with respect to Class I shares. Mail the application and your check to:

Regular Mail:

WHV/Acuity Tactical Credit Long/Short Fund
FundVantage Trust
c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029

Overnight Mail:

WHV/Acuity Tactical Credit Long/Short Fund
FundVantage Trust
c/o BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581-1722
(888) 948-4685

The Fund will only accept checks drawn on U.S. currency on domestic banks. The Fund will not accept any of the following: cash or cash equivalents, money orders, traveler’s checks, cashier’s checks, bank checks, official checks and treasurer’s checks, payable through checks, third party checks and third party transactions.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Adviser at (415) 981-6911 for more information.

By Wire

To make a same-day wire investment, call Shareholder Services toll-free at (888) 948-4685 before 4:00 p.m. Eastern time for current wire instructions. An account number will be assigned to you. Please make sure your wire is for at least $5,000 ($2,000 if investing in an individual retirement account) with respect to Class A shares and at least $500,000 with respect to Class I shares. Your wire must be received by the stock market close, typically 4:00 p.m. Eastern time, to receive that day’s price per share. Your bank may charge a wire fee.

Individual Retirement Account Investments

You may invest in the Fund through the following individual retirement accounts:

• Traditional Individual Retirement Accounts (“IRAs”)

• Roth Individual Retirement Accounts (“Roth IRAs”)

• Coverdell Education Savings Accounts (“Education IRAs”)

TO ADD TO AN ACCOUNT

By Mail

Fill out an investment slip from a previous confirmation and write your account number on your check. Please make sure that your check is payable to the Fund and that your additional investment is for at least $100 with respect to Class A shares. There is no minimum additional investment amount required for Class I shares. Mail the slip and your check to:

Regular Mail:

WHV/Acuity Tactical Credit Long/Short Fund
FundVantage Trust
c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029

Overnight Mail:

WHV/Acuity Tactical Credit Long/Short Fund
FundVantage Trust
c/o BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581-1722
(888) 948-4685

By Wire

Call Shareholder Services toll-free at (888) 948-4685 for current wire instructions. The wire must be received by the stock market close, typically 4:00 p.m. Eastern time, for same day processing. Your bank may charge a wire fee. Please make sure your wire is for at least $100 with respect to Class A shares. There is no minimum additional investment amount required for Class I shares.

Automatic Investment Plan

You may open an automatic investment plan account for Class A shares with a $2,500 initial purchase and a $500 monthly investment. This plan is not available for Class I shares. If you have an existing account that does not include the automatic investment plan, you can contact the Fund at (888) 948-4685 to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. Once you have established an account with $10,000 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum withdrawal of $100). The Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Fund’s transfer agent at (888) 948-4685.

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

Purchase Price

Class I shares of the Fund are sold at the NAV next determined after receipt of the request in good order. Class A shares of the Fund are sold at the offering price, which is the NAV next determined after the request is received in good order, plus a sales charge of up to 5.75%. “Good order” means that the purchase request is complete and includes all required information.

Financial Intermediaries

You may purchase shares of the Fund through a financial intermediary who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. “Financial intermediaries” include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for transmitting orders by close of business and may an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Fund. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee. Financial intermediaries may also designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Consult your investment representative for specific information.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

Networking and Sub-Transfer Agency Fees. The Fund may also directly enter into agreements with financial intermediaries pursuant to which it will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their own resources. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Underwriter, the Adviser and their affiliates. The payments described above may differ and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, the Adviser or their service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

Additional Compensation to Financial Intermediaries. The Adviser, the Sub-Adviser, if applicable, and, from time to time, affiliates of the Adviser and Sub-Adviser, if applicable, may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to financial intermediaries that provide sub-accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Adviser, the Sub-Adviser, if applicable, or their affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediaries’ customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser, the Sub-Adviser, if applicable, and their affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and the Adviser, the Sub-Adviser, if applicable, or their affiliates may provide for increased rates of compensation as the dollar value of the Fund’s shares or particular class of shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Fund’s shares over other classes of its shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Fund may use financial firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For more information about these additional cash payments made to financial intermediaries, please refer to the section entitled “Additional Compensation to Financial Intermediaries” located in the SAI.

General Information About Sales Charges

Your securities dealer is paid a commission when you buy Class A shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. From time to time, some financial institutions may receive a concession up to the entire sales charge. Firms that receive a concession of the entire sales charge may be considered underwriters for the purpose of federal securities law.

Reinvestment Privilege for Class A Shares

For a period of 45 days after you sell Class A shares of the Fund, you may reinvest your redemption proceeds in Class A shares of the Fund at NAV. You, your broker or your financial adviser must notify the Fund’s transfer agent in writing of your eligibility to reinvest at NAV at the time of reinvestment in order to eliminate the sales charge on your reinvestment. The Fund may require documentation to support your eligibility.

Rights Reserved by the Fund

The Fund reserves the right to:

• reject any purchase order;

• suspend the offering of shares;

• vary the initial and subsequent investment minimums;

• waive the minimum investment requirement for any investor; and

• redeem accounts with balances below the minimum after 30 days’ written notice.

Market Timing and Frequent Trading Policy

The Fund discourages frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position. The Fund is not designed to accommodate market timing or short-term trading. Frequent or excessive trades into or out of the Fund in an effort to anticipate changes in market prices of its investment portfolio is generally referred to as “market timing.” Market timing can adversely impact the ability of the Adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in the Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using a line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade Fund shares when the NAV of the Fund does not reflect the value of the underlying portfolio securities.

To deter market timing and to minimize harm to the Fund and its shareholders, the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order by market timers or by those persons a Fund believes are engaging in similar trading activity that, in the judgment of the Fund or the Adviser, may be disruptive to the Fund. The Fund will not be liable for any loss resulting from rejected purchase orders. No waivers of the provisions of this policy established to detect and deter marking timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

The Fund’s Chief Compliance Officer (“CCO”) reviews on an as-needed basis, as determined by the CCO in coordination with the Adviser and other service providers, available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of market timing or similar trading practices. If, in its judgment, the Fund or the Adviser detects excessive, short-term trading, the Fund may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund. The Fund may modify its procedures from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Fund will apply its procedures in a manner that, in the Fund’s judgment, will be uniform.

There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence.

In order for a financial intermediary to purchase shares of the Fund for an “omnibus” account, in nominee name or on behalf of another person, the Trust will enter into shareholder information agreements with such financial intermediary or its agent.

These agreements require each financial intermediary to provide the Fund access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an “omnibus” account, in nominee name or on behalf of another person. If necessary, the Fund may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If a financial intermediary fails to enforce the Fund’s excessive trading policies, the Fund may take certain actions, including terminating the relationship.

REDEMPTION OF SHARES

You may “redeem” or sell your shares on any day the Exchange is open, either directly through the Fund’s transfer agent, BNY Mellon Investment Servicing, or through your broker-dealer. The price you receive will be the NAV next calculated after receipt of the request in good order. “Good order” means that the redemption request is complete and includes all accurate required information including any medallion signature guarantees, if necessary.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the Exchange is restricted or the Exchange is closed for other than customary weekends and holidays, (2) the Securities and Exchange Commission (“SEC”) has by order permitted such suspension for the protection of the Fund’s shareholders, or (3) an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. The Fund will automatically redeem shares if a purchase check is returned for insufficient funds and the shareholder’s account will be charged for any loss. The Trust reserves the right to make a “redemption-in-kind” payment in portfolio securities rather than cash.

TO REDEEM FROM YOUR ACCOUNT

By Mail

To redeem your shares by mail, write a letter of instruction that includes:

• The name of the Fund, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

• Mail your request to:

Regular Mail:

WHV/Acuity Tactical Credit Long/Short Fund
FundVantage Trust
c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029

Overnight Mail:

WHV/Acuity Tactical Credit Long/Short Fund
FundVantage Trust
c/o BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581-1722
(888) 948-4685

• A check will be mailed to the name(s) and address in which the account is registered and may take up to seven days to mail.

• The Fund may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.

• The Fund requires a medallion signature guarantee if the redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record.

By Telephone

To redeem your shares by telephone, call toll-free (888) 948-4685. The proceeds will be paid to the registered owner: (1) by mail at the address on the Fund account, or (2) by wire to the pre-designated bank account on the Fund account. To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent medallion signature guaranteed request in writing to add this service to your account. The Fund and BNY Mellon Investment Servicing reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. BNY Mellon Investment Servicing has established security procedures to prevent unauthorized account access. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Fund or BNY Mellon Investment Servicing.

By Wire

In the case of redemption proceeds that are wired to a bank, the Fund transmits the payment only on days that commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction. The Fund and BNY Mellon Investment Servicing will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. The Fund reserves the right to refuse a wire redemption if it believes that it is advisable to do so. You may also have your redemption proceeds sent to your bank via ACH. BNY Mellon Investment Servicing does not charge for this service, however please allow 2 to 3 business days for the transfer of money to reach your banking institution.

Systematic Withdrawal Plan

Once you have established an account with $10,000 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum withdrawal of $100). Call toll-free (888) 948-4685 to request a form to start the Systematic Withdrawal Plan.

Selling Recently Purchased Shares

If you wish to sell shares that were recently purchased by check, the Fund may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear. The Fund reserves the right to reject any redemption request for shares recently purchased by check that has not cleared, and the Fund may require that a subsequent request be submitted.

Late Trading

Late trading is the practice of buying or selling fund shares at the closing price after the Fund’s NAV has been set for the day. Federal securities laws governing mutual funds prohibit late trading. The Fund has adopted trading policies designed to comply with requirements of the federal securities laws.

TRANSACTION POLICIES

Timing of Purchase or Sale Requests

All requests received in good order by BNY Mellon Investment Servicing or authorized dealers of Fund shares before the close of regular trading on the Exchange, typically 4:00 p.m. Eastern time, will be executed the same day, at that day’s NAV. Such orders received after the close of regular trading of the Exchange will be executed the following day, at that day’s NAV. All investments must be in U.S. dollars. Purchase and redemption orders are executed only on days when the Exchange is open for trading. If the Exchange closes early, the deadlines for purchase and redemption orders are accelerated to the earlier closing time.

New York Stock Exchange Closings

The Exchange is typically closed for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Investments through Financial Intermediaries/Nominees

If you invest through a financial intermediary or nominee, such as a broker-dealer or financial adviser (rather than directly through the Fund), certain policies and fees regarding your investment in the Fund may be different than those described in this prospectus. Financial intermediaries and nominees may charge transaction fees and set different minimum investments or limitations or procedures on buying or selling shares. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Fund. You will not be charged any additional fees by the Fund (other than those described in this prospectus) if you purchase or redeem shares directly through the Fund.

Account Minimum

You must keep at least $1,000 worth of shares in your Class A account to keep the account open. If, after giving you 30 days’ prior written notice, your account value is still below $1,000 due to your redemptions (not including market fluctuations), the Fund may redeem your shares and send you a check for the redemption proceeds. Please note that there is no minimum balance for Class I accounts.

Medallion Signature Guarantees

The Fund may require additional documentation for the redemption of corporate, partnership or fiduciary accounts, or medallion signature guarantees for certain types of transfer requests or account registration changes. A medallion signature guarantee helps protect against fraud. A medallion signature guarantee is required if the redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record. When the Fund requires a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The Fund recognizes the following three medallion programs: (i) Securities Transfer Agents Medallion Program (STAMP), (ii) Stock Exchanges Medallion Program (SEMP) and (iii) New York Stock Exchange, Inc., Medallion Signature Program (MSP). Signature guarantees from a financial institution that does not participate in one of these programs will not be accepted. Please call Shareholder Services toll-free at (888) 948-4685 for further information on obtaining a proper signature guarantee.

Customer Identification Program

Federal law requires the Fund to obtain, verify and record identifying information, which includes the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, will not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Fund reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the Fund or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Other Documents

Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, please call Shareholder Services toll-free at (888) 948-4685.

SHAREHOLDER SERVICES

Your Account

If you have questions about your account, including purchases, redemptions, and distributions, call the Fund’s shareholder servicing group from Monday through Friday, 8:00 a.m. to 6:00 p.m., Eastern time. Call toll-free at (888) 948-4685.

Account Statements

The Fund currently provides the following account information:

• confirmation statements after transactions (except for certain automatic transactions, such as those related to automatic investment plan purchases or dividend reinvestments);

• account statements reflecting transactions made during the covered period (generally, monthly for Institutional Class shares, and quarterly or annually for Class A shares););

• tax information, which will be mailed each year by the Internal Revenue Service (the “IRS”) deadline, a copy of which will also be filed with the IRS, if necessary.

Financial statements with a summary of portfolio composition and performance will be available at least twice a year.

The Fund routinely provides the above shareholder services, but may charge additional fees for special services such as requests for historical transcripts of accounts.

With the exception of statutorily required items, the Fund may change any of the above practices without notice.

Delivery of Shareholder Documents

To reduce expenses, the Fund mails only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll-free at (888) 948-4685 or, if your shares are held through a financial institution, please contact the financial institution directly. The Fund will begin sending you individual copies within 30 days after receiving your request.

DISTRIBUTIONS

Dividends from the net investment income and distributions of net capital gain, if any, are declared and paid annually to you. The Fund will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued. If you invest in the Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

MORE INFORMATION ABOUT TAXES

The tax information in this prospectus is provided only for general information purposes and only for U.S. taxpayers and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General. The Fund intends to qualify annually to be treated as a regulated investment company (a “RIC”) under the Code. As such, the Fund will not be subject to federal income tax on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions provided in the Code, one of which is to distribute to its shareholders substantially all of its income and gains each year. If for any taxable year the Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and will be subject to tax on a graduated basis at the corporate tax rates then in effect; and (2) all distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and the non-corporate shareholder long-term capital gain rate for “qualified dividend income” and ordinary rates for all other distributions, except for those treated as a return of capital.

Distributions. The Fund will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash.

Unless you are investing through a tax-deferred retirement account (such as a 401(k) or an IRA), you should consider avoiding a purchase of Fund shares shortly before the Fund makes a distribution, because making such a purchase can increase your taxes and the cost of the shares. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each.

If the Fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received — even if you reinvest it in more shares and have to pay the tax due on the dividend without receiving any cash to pay the taxes. To avoid “buying a dividend,” check the Fund’s distribution schedule before you invest.

Ordinary Income. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders and designated by the Fund as “qualified dividend income” are eligible for the long-term capital gains tax rates. Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains (based on the Fund’s holding period) for federal income tax purposes regardless of how long you have held your Fund shares.

Sale of Shares. It is a taxable event for you if you sell shares of the Fund. Depending on the purchase price and the sale price of the shares you sell, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you held the shares of the Fund as a capital asset. The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund. Sales of shares of the Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss. Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of tax-exempt interest dividends, if any, received by the shareholder with respect to such shares.

Returns of Capital. If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Medicare Contribution Tax. Under current law, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest (excluding tax-exempt interest), dividends, and capital gains. If applicable, the tax will be imposed on the lesser of the individual’s (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

Backup Withholding. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

State and Local Income Taxes. This Prospectus does not discuss the state and local tax consequences of an investment in the Fund. You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Non-U.S. Shareholders. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in the Fund. Beginning July 1, 2014, the Fund will be required to withhold 30% tax on certain payments made to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in the Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisers as to the U.S. and foreign country tax consequences of an investment in the Fund.

Basis Reporting and Holding Periods. A shareholder is responsible for tracking the tax basis and holding periods of the shareholder’s shares in the Fund for federal income tax purposes. However, RICs, such as the Fund, must report cost basis information to you and the Internal Revenue Service when a shareholder sells or exchanges shares that are not in a tax deferred retirement account. The Fund will permit shareholders to elect from among several IRS accepted cost basis methods.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions. You may also receive written notices of certain foreign taxes and distributions paid by the Fund during the prior taxable year.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding these considerations is included in the Fund’s SAI. You are urged and advised to consult your own tax adviser regarding the effects of an investment in the Fund on your tax situation.

WHV/ACUITY TACTICAL CREDIT LONG/SHORT FUND

of

FundVantage Trust

(888) 948-4685

FOR MORE INFORMATION

For additional information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund’s investments including performance data, information on the Fund’s portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will include a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s annual and semi-annual reports (once prepared) will be available, free of charge, by calling (888) 948-4685 or on the Fund’s website at www.whv.com.

Statement of Additional Information (SAI)

The SAI provides additional technical and legal descriptions of the Fund’s policies, investment restrictions, risks, and business structure, including a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities holdings. The information in the SAI, as supplemented from time to time, is incorporated into this prospectus by this reference. This means that the SAI, for legal purposes, is part of this prospectus. The SAI is available, free of charge, by calling (888) 948-4685 or on the Fund’s website at www.whv.com.

Shareholder Inquiries

Copies of these documents and answers to questions about the Fund, including information on how to purchase or redeem Fund shares, may be obtained free of charge by contacting:

WHV/Acuity Tactical Credit Long/Short Fund
FundVantage Trust
c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029 (888) 948-4685
8:00 a.m. to 6:00 p.m. Eastern time

Securities and Exchange Commission

Reports and other information about the Fund (including the SAI and annual and semi-annual reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC’s website at http://www.sec.gov. Such information can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C., 20549-1520. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

The investment company registration number is 811-22027.